EXHIBIT 99.2

Q3 2016 Earnings Call November 9, 2016

2 November 9, 2016 Legal Disclaimer This presentation contains forward - looking statements within the meaning of the federal securities laws . All statements other than statements of historical facts contained in this presentation , including statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, are forward - looking statements . In many cases, you can identify forward - looking statements by terms such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words . Forward - looking statements contained in this presentation include, but are not limited to, statements about (i) growth of the wind energy market and our addressable market ; (ii) the potential impact of GE’s pending acquisition of LM Wind Power upon our business ; (iii) our future financial performance, including our net sales, cost of goods sold, gross profit or gross margin, operating expenses, ability to generate positive cash flow, and ability to achieve or maintain profitability ; ( iv) the sufficiency of our cash and cash equivalents to meet our liquidity needs ; (v ) our ability to attract and retain customers for our products, and to optimize product pricing ; ( vi) competition from other wind blade manufacturers ; ( vii) the discovery of defects in our products ; ( viii) our ability to successfully expand in our existing markets and into new international markets ; (ix) worldwide economic conditions and their impact on customer demand ; (x ) our ability to effectively manage our growth strategy and future expenses ; ( xi) our ability to maintain, protect and enhance our intellectual property ; ( xii) our ability to comply with existing, modified or new laws and regulations applying to our business ; and ( xiii ) the attraction and retention of qualified employees and key personnel . These forward - looking statements are only predictions . These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to materially differ from any future results, levels of activity, performance or achievements expressed or implied by these forward - looking statements . Because forward - looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward - looking statements as guarantees of future events . Further information on the factors, risks and uncertainties that could affect our financial results and the forward - looking statements in this presentation are included in our filings with the Securities and Exchange Commission and will be included in subsequent periodic and current reports we make with the Securities and Exchange Commission from time to time, including in our Quarterly Report on Form 10 - Q for the quarter ended September 30 , 2016 . The forward - looking statements in this presentation represent our views as of the date of this presentation . We anticipate that subsequent events and developments will cause our views to change . However, while we may elect to update these forward - looking statements at some point in the future, we undertake no obligation to update any forward - looking statement to reflect events or developments after the date on which the statement is made or to reflect the occurrence of unanticipated events except to the extent required by applicable law . You should, therefore, not rely on these forward - looking statements as representing our views as of any date after the date of this presentation . Our forward - looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments we may make . This presentation includes unaudited non - GAAP financial measures including Total Billings, EBITDA, Adjusted EBITDA, Net Debt and Free Cash Flow . We define Total Billings as the total amounts we have invoiced our customers for products and services for which we are entitled to payment under the terms of our long term supply agreements or other contractual agreements . We define EBITDA as net income (loss) attributable to the Company plus interest expense (including losses on extinguishment of debt and net of interest income), income taxes, and depreciation and amortization . We define Adjusted EBITDA as EBITDA plus any share - based compensation expense plus or minus any gains or losses from foreign currency remeasurement . We define Net Debt as the total principal amount of debt outstanding less unrestricted cash and equivalents . We define F ree C ash F low as net cash flow generated from operating activities less capital expenditures . We present non - GAAP measures when we believe that the additional information is useful and meaningful to investors . Non - GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies . The presentation of non - GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP . See the appendix for the reconciliations of certain non - GAAP financial measures to the comparable GAAP measures . This presentation also contains estimates and other information concerning our industry that are based on industry publications, surveys and forecasts . This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information .

3 November 9, 2016 Agenda • Q3 2016 Highlights • Industry Update • Competitive Landscape • Q3 2016 Financial Highlights • 2016 Guidance • Q&A • Appendix - Non - GAAP Information

4 November 9, 2016 Q3 2016 Highlights

# Q3 2016 Highlights

## Key Developments – Q3 2016 and October/November 2016

- Operating results and year-over-year increases compared to the third quarter 2015
  - Net sales up 23.1%
  - Total billings up 28.0%
  - Net income increased to $2.8 million versus a loss of $2.1 million in the prior year period
  - Adjusted EBITDA increased to $19.6 million versus $7.6 million in the prior year period
  - Adjusted EBITDA margin up 520bps to 9.9%
- Extended and expanded our long-term supply agreement with Nordex in Turkey through 2020 in August
- Extended supply agreements with General Electric International ("GE") in both Newton, Iowa and Juárez, Mexico through 2020 in October
- Entered into a new agreement with GE for the supply of incremental wind blades from our third manufacturing facility under construction in Juárez, Mexico through 2020 in October. We expect to begin production in the first quarter of 2017
- Signed a six production year supply agreement through 2023 with Nordex for two additional molds from our new Turkey facility in November

**GAAP Net Sales**



($ in millions)
$600
$400
$200
$0
40% YoY
23% YoY
$407
$569
$162
$199
9 mo. '15
9 mo. '16
Q3'15
Q3'16

| | 9 mo. '15 | 9 mo. '16 | Q3'15 | Q3'16 |
|---|---|---|---|---|
| Sets | 1,082 | 1,613 | 433 | 581 |
| Est. MW | 2,404 | 3,686 | 987 | 1,321 |
| Dedicated lines(1) | 28 | 38 | 29 | 38 |
| Lines installed(2) | 29 | 32 | 29 | 32 |

(1) Number of manufacturing lines dedicated to our customers under long-term supply agreements as of September 30, 2016
(2) Number of manufacturing lines installed that are operating, in startup or in transition

November 9, 2016

tpi COMPOSITES 5

6 November 9, 2016 Existing Contracts Provide for up to $4.2 Billion in Revenue through 2023 2016 2017 2018 2019 2020 2021 2022 2023 Iowa Turkey Mexico China Note: Our contracts with some of our customers are subject to termination or reduction on short notice, generally with substantial pen alties, and contain liquidated damages provisions, which may require us to make unanticipated payments to our customers or our customers to make payments to us . The chart depicts the term of the longest contract in each location. (1) As of November 9, 2016 – includes extensions of supply agreements with GE in Iowa and Mexico, a new supply agreement with GE in our new Mexico facility and a new supply agreement with Nordex in our new Turkey facility Long - term supply agreements provide for estimated minimum aggregate volume commitments from our customers of $2.7 billion and encourage our customers to purchase additional volume up to, in the aggregate, an estimated total contract value of over $4.2 billion through the end of 2023 (1) Long - term Supply Agreements

7 November 9, 2016 Industry Update Global onshore grid - connected demand estimated to be over 55GW per year from 2016 through 2025 (1) At the end of the third quarter, there were over 20GW of wind either under construction or in advanced stages of development in the United States (2) Strong demand estimated with onshore annual grid - connected demand through 2025 of 7.2GW in the US market (1) Strong growth and utilization in the United States, in particular Iowa Iowa’s fleet of wind farms accounted for 35.8% of in - state power generation on a 12 - month rolling average through August of 2016 (2) Commercial and Industrial segment driving significant demand in the United States Repowering expected to increase over the next several years and provide capacity growth in key mature markets Global Policy Stability Continues to Pave Way for Renewables Growth (1) Source: MAKE Consulting (2) Source: AWEA TPI Composites remains well positioned to capitalize on wind industry trends

8 November 9, 2016 Competitive Landscape In October, GE announced their intention to acquire LM Wind Power (LM) GE has committed to honoring current TPI contracts TPI extended two contracts and entered in a new contract with GE all through 2020 Currently in discussions with GE to extend the China and Turkey agreements GE’s proposed acquisition of LM highlights confidence in wind industry growth Continued focus on customer diversification New opportunities for TPI to expand among the OEMs given the fact that LM would become a division of one of their key competitors TPI’s Growth Strategy Proactively Addresses Changes in Competitive Landscape

9 November 9, 2016 Q3 2016 Financial Highlights

10 November 9, 2016 Q3 2016 Financial Highlights (unaudited) Select Financial Data Net Sales $198.9 $161.6 23.1% Total Billings (1) $196.1 $153.1 28.0% Net Income (Loss) $2.8 ($2.1) $4.9 Adjusted EBITDA (1) $19.6 $7.6 158.2% Adjusted EBITDA Margin 9.9% 4.7% 520bps Net Debt (1) $7.1 $90.7 (2) ($83.6) Free Cash Flow (1) $13.1 ($1.4) $14.5 Capital Expenditures $4.7 $4.9 ($0.2) Key Performance Indicators Sets 581 433 34.2% Estimated Megawatts 1,321 987 33.8% Dedicated Manufacturing Lines 38 29 9 lines Lines Installed 32 29 3 lines Lines in Startup 2 7 5 lines Lines in Transition - 10 10 lines Q3 2016 Q3 20 15 ∆ Note : Dollars in millions . (1) See pages 18 – 20 for reconciliations of non - GAAP financial data (2) September 30, 2015 is before IPO and conversion transactions Q3 20 16 Performance Compared to Q3 20 15

11 November 9, 2016 $8 $13 $39 $8 $20 2013A 2014A 2015A Q3'15 Q3'16 $221 $363 $600 $153 $196 2013A 2014A 2015A Q3'15 Q3'16 648 966 1,609 433 581 2013A 2014A 2015A Q3'15 Q3'16 Strong Financial Performance Trend Continues (unaudited) . Note: Dollars in millions Net Sales Total Billings Estimated MW 1,173 2,029 3,595 $215 $321 $586 $162 $199 2013A 2014A 2015A Q3'15 Q3'16 Adjusted EBITDA Volume (# Sets) 987 1,321

12 November 9, 2016 Income Statement Summary (unaudited) (1) See pages 18 – 20 for reconciliations of Non - GAAP financial data 2015 2016 $ % ($ in thousands, except per share amounts) Net sales 161,578$ 198,938$ 37,360$ 23.1% Gross profit 7,835$ 22,202$ 14,367$ 183.4% Gross profit % 4.8% 11.2% 640 bps General and administrative expenses 3,423$ 14,065$ 10,642$ 310.9% General and administrative expenses % 2.1% 7.1% 500 bps Income from operations 4,412$ 8,137$ 3,725$ 84.4% Income (loss) before income taxes (517)$ 3,106$ 3,623$ 700.8% Net income (loss) (2,147)$ 2,797$ 4,944$ 230.3% Net income attributable to preferred shareholders 2,355$ 596$ (1,759)$ -74.7% Net income (loss) attributable to common shareholders (4,502)$ 2,201$ 6,703$ 148.9% Weighted-average common shares outstanding: Basic 4,238 27,284 Diluted 4,238 27,375 Basic income (loss) per common share (1.06)$ 0.08$ 1.14$ Diluted income (loss) per common share (1.06)$ 0.08$ 1.14$ Non-GAAP Metrics Total billings (1) 153,145$ 196,095$ 42,950$ 28.0% EBITDA (1) 6,253$ 11,272$ 5,019$ 80.3% EBITDA margin 3.9% 5.7% 180 bps Adjusted EBITDA (1) 7,604$ 19,632$ 12,028$ 158.2% Adjusted EBITDA margin 4.7% 9.9% 520 bps Three Months Ended September 30, Change

13 November 9, 2016 Key Balance Sheet and Cash Flow Data (unaudited) (1) See page 20 for a reconciliation of net debt and free cash flow ($ in thousands) December 31, 2015 September 30, 2016 Assets and Liabilities: Cash and cash equivalents 45,917$ 106,802$ Restricted cash 1,760$ 2,409$ Accounts receivable 72,913$ 100,150$ Inventories 50,841$ 58,824$ Inventories held for customer orders 49,594$ 48,203$ Deferred revenue 65,520$ 61,949$ Total debt-current and noncurrent, net 129,346$ 110,922$ Net debt (1) 90,667$ 7,067$ ($ in thousands) 2015 2016 Cash Flow: Net cash provided by operating activities 3,442$ 17,801$ Capital expenditures 4,851$ 4,673$ Free cash flow (1) (1,409)$ 13,128$ Three Months Ended September 30,

14 November 9, 2016 2016 Guidance

15 November 9, 2016 Guidance for the Full Year 2016 (1) We have not reconciled our expected Total billings to expected net sales as calculated under GAAP because we have not yet finalized calculations necessary to provide the reconciliation, including expected change in deferred revenue, and as such the reconciliation is not possible wit hout unreasonable efforts. (2) Previous guidance of 0 Lines in Transition was for the second half of 2016. This guidance does not include the 3 Lines in Tra nsi tion in the first half of 2016. Total Billings (1) $750M to $760M $750M to $760M Sets 2,147 to 2,162 2,147 to 2,162 Estimated Megawatts 4,915 to 4,955 4,915 to 4,955 Dedicated Manufacturing Lines at Year - end 44 to 46 38 to 46 Total Lines Installed 33 to 36 33 to 36 Lines in Transition (2) 0 0 Lines in Startup 3 to 6 3 to 6 Capital Expenditures $50M to $55M $52M to $57M Effective Tax Rate 25% to 30% 25% to 30% Depreciation and Amortization $14.0M to $15.0M $12.7M to $13.2M Interest Expense $15.0M to $16.0M $14.5M to $15.5M Income Tax Expense $5.5M to $6.5M $6.5M to $7.0M Share - based Compensation $9.5M to $10.5M $9.5M to $10.5M Current Previous

16 November 9, 2016 Q&A

17 November 9, 2016 Appendix - Non - GAAP Information This presentation includes unaudited non - GAAP financial measures including total billings , EBITDA, adjusted EBITDA, net debt and free cash flow . We define total b illings as the total amounts we have invoiced our customers for products and services for which we are entitled to payment under the terms of our long - term supply agreements or other contractual agreements . We define EBITDA as net income (loss) attributable to the Company plus interest expense (including losses on extinguishment of debt and net of interest income), income taxes, and depreciation and amortization . We define Adjusted EBITDA as EBITDA plus any share - based compensation expense plus or minus any gains or losses from foreign currency remeasurement . We define net debt as the total principal amount of debt outstanding less unrestricted cash and equivalents . We define free cash flow as net cash flow generated from operating activities less capital expenditures . We present non - GAAP measures when we believe that the additional information is useful and meaningful to investors . Non - GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies . The presentation of non - GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP . See below for a reconciliation of certain non - GAAP financial measures to the comparable GAAP measures .

18 November 9, 2016 Non - GAAP Reconciliations (unaudited) Note: Footnote references on the following page Net sales is reconciled to total billings as follows: Net income (loss) is reconciled to EBITDA and adjusted EBITDA as follows: ($ in thousands) 2015 2016 Net sales 161,578$ 198,938$ Change in deferred revenue: Blade-related deferred revenue at beginning of period (1) (68,226) (65,656) Blade-related deferred revenue at end of period (1) 56,089 61,949 Foreign exchange impact (2) 3,704 864 Change in deferred revenue (8,433) (2,843) Total billings 153,145$ 196,095$ Three Months Ended September 30, ($ in thousands) 2015 2016 Net income (loss) (2,147)$ 2,797$ Adjustments: Depreciation and amortization 3,161 3,530 Interest expense (net of interest income) 3,609 4,636 Income tax provision 1,630 309 EBITDA 6,253 11,272 Share-based compensation expense - 8,117 Realized loss on foreign currency remeasurement 1,351 243 Adjusted EBITDA 7,604$ 19,632$ Three Months Ended September 30,

19 November 9, 2016 Non - GAAP Reconciliations (continued) (unaudited) (1) Total billings is reconciled using the blade - related deferred revenue amounts at the beginning and the end of the period as follows : (2) Represents the effect of the difference in the exchange rate used by our various foreign subsidiaries on the invoice date versus the exc han ge rate used at the period - end balance sheet date. ($ in thousands) 2015 2016 Blade-related deferred revenue at beginning of period 68,226$ 65,656$ Non-blade related deferred revenue at beginning of period - - Total current and noncurrent deferred revenue at beginning of period 68,226$ 65,656$ Blade-related deferred revenue at end of period 56,089$ 61,949$ Non-blade related deferred revenue at end of period - - Total current and noncurrent deferred revenue at end of period 56,089$ 61,949$ Three Months Ended September 30,

20 November 9, 2016 Non - GAAP Reconciliations (continued) (unaudited) Net debt is reconciled as follows: Free cash flow is reconciled as follows: ($ in thousands) December 31, 2015 September 30, 2016 September 30, 2015 Total debt, net of debt issuance costs and discount 129,346$ 110,922$ 111,702$ Add debt issuance costs 4,220 2,947 3,462 Add discount on debt 3,018 - 3,771 Less cash and cash equivalents (45,917) (106,802) (6,957) Net debt 90,667$ 7,067$ 111,978$ ($ in thousands) 2015 2016 Net cash provided by operating activities 3,442$ 17,801$ Less capital expenditures (4,851) (4,673) Free cash flow (1,409)$ 13,128$ Three Months Ended September 30,